UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 11, 2015

Viavi Solutions Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	000-22874	94-2579683
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

430 North McCarthy Boulevard, Milpitas, CA	95035
(Address of Principal Executive Offices)	(Zip Code)

(408) 404-3600

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On August 11, 2015, Viavi Solutions Inc. (the “Company”) reported its results for its fiscal fourth quarter and year ended June 27, 2015.  A copy of the Company’s press release is attached hereto as Exhibit 99.1.

The information in this Item 2.02 of Current Report on Form 8-K, including Exhibit 99.1, is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)           On August 11, 2015, the Company announced that Thomas Waechter stepped down as President and Chief Executive Officer of the Company and as a member of the Company’s Board of Directors (the “Board”), effective immediately.  Mr. Waechter will continue to be employed by the Company until September 18, 2015, to facilitate a transition of his duties.

(c)           Also on August 11, 2015, the Board appointed Rick Belluzzo, the Company’s Chairman, as Interim President and Chief Executive Officer, to serve until a successor is identified.

Mr. Belluzzo has served as a Board member since February 2005, and has been Chairman since November 2012.  Mr. Belluzzo is currently U.S. Venture Partner for Innogest SpA and consults with The Gores Group, a private equity firm, and Bravosolution, a private cloud software company. From April 2011 to August 2012, he served as Executive Chairman of Quantum Corporation. From 2002 to 2011, Mr. Belluzzo was Chairman and Chief Executive Officer of Quantum Corporation. Prior to his service at Quantum Corporation, Mr. Belluzzo was President and Chief Operating Officer of Microsoft Corporation, and prior to Microsoft, was Chief Executive Officer of Silicon Graphics Inc. (“SGI”). Before SGI, Mr. Belluzzo held a series of increasingly senior roles at Hewlett Packard Company, culminating in his service as Executive Vice President of the Computer Products Organization.

Item 7.01 Regulation FD Disclosure.

On August 11, 2015, the Company issued a press release announcing that Thomas Waechter stepped down as President and Chief Executive Officer of the Company and as a member of the Board, effectively immediately, and that the Board appointed Rick Belluzzo, the Company’s Chairman, as Interim President and Chief Executive Officer, to serve until a successor is identified.  A copy of the press release is attached as Exhibit 99.2 hereto and is incorporated by reference in its entirety herein.

The information in this Item 7.01 of this Form 8-K, including Exhibit 99.2, is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press Release entitled “Viavi Announces Fiscal Fourth Quarter and Year End 2015 Results” dated August 11, 2015

99.2	Press Release entitled “Viavi Solutions Announces CEO Transition” dated August 11, 2015

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Viavi Solutions Inc.

	By:	/s/ Rex S. Jackson
Rex S. Jackson
Executive Vice President, Chief Financial Officer

August 11, 2015